Exhibit 99.1

Intro Slide:

omniQ presentation

Fall 2020

OTCQB : OMQS

Slide # 2

Safe Harbor

This presentation is neither an offer to sell nor a solicitation of offers to purchase securities. This presentation is the confidential intellectual property of OMNIQ Corp. and its subsidiaries (together, “OMNIQ”). Any use or redistribution of this document or its contents without the express written consent of OMNIQ is prohibited.

This presentation contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may”, “would”, “will”, “expect”, “estimate”, “can”, “believe”, “potential”, “target”, “outlook”, “plan”, “objectives” and similar expressions and variations are intended to identify forward-looking statements. Those statements appear in a number of places in the presentation and include statements regarding the intent, belief or current expectations of OMNIQ, its directors or its officers with respect to, among other things: (i) trends affecting OMNIQ’s financial condition or results of operations; (ii) OMNIQ’s financing plans; and (iii) OMNIQ’s financial targets and plans; and (iv) OMNIQ’s business and growth strategies, among other things.

Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. You are cautioned not to place undue reliance on these forward-looking statements, which reflect OMNIQ’s management’s view only as of the date of this presentation. OMNIQ undertakes no obligation to publicly update or revise and forward-looking statements, whether as a result of new information, future events, or otherwise, unless otherwise required by law.

This presentation is © OMNIQ Corp. 2020

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AI-Machine Vision

Systems providing real-time intelligence

An object identification company, enabling proactive decision making & actions

HQ: Salt Lake City, UT

R&D: USA, Israel, Sri Lanka, Ukraine

Solid 2019 Performance:

Revenue: $57M

Positive EBITDA

Total Shares Outstanding: 4.5M

Slide # 4:

Addressable Markets

omniQ’s existing significant scalability

is due to the large markets we serve

and as omniQ’s AI existing product

line & the ones on the road map,

answer these markets today’s and

tomorrow’s needs

Supply Chain Mobility

Traffic Management

Public Safety

Safe City

Slide # 5

Markets

Supply Chain

Supply Chain Mobility

Warehouse Management:

-	Current $2B
-	By 2025 $5.7B(1)

Yard Management:

-	Current $3B
-	By 2025 $7.6B(2)

Smart City

Traffic Management

Automation in Parking

-	Current $3.4B
-	By 2023 $5.15B(3)

Public Safety

Border Control

-	Current $600M
-	By 2026 $2B (4)

Access Control

-	Current $2.7B
-	By 2024 $12.1B(5)

Safe city

Safe/Smart City

-	Current $16.2B
-	By 2022 $29.6B(6)

Safe School & Religious facilities

-	Current $16B
-	By 2022 $28B(7)

1: Grand View Research: WMS Markey Size Worth $5.72 Billion by 2025 I CAGR: 16.3% (April 2018)

2: Global Dock Yard Management Systems Market: Technological Advancements to Steer Uptake of Dock & Yard Management Systems- Transparency Market Research (December 22, 2017)

3: MarketsandMarkets: Parking Management by Solution (Parking Guidance, Reservation Management, Permit, Enforcement, PARC, Security & Surveillance, Analytics), Service Deployment Type, Parking (Off-Street and On-Street), and Region – Global Forecast to June 2013 (June 2018)

4: Global Automated Border Control Market Size, Market Share, Application Analysis, Regional Outlook, Growth Trends, Key Players, Competitive Strategies & Forecasts, 2018-2026(July 2018l

5: MarketsandMarkets: Access Control Market by Companent (Hardware Card-Based Readers, Biometric Readers, Electronic Locks, Controllers, and Software) , Service (Installation, Maintenance, & ACaaS), Vertical, and Geography (February 2019)

6: HIS Markit: The Safe City: Assessing Opportunities and Challenges in a budding Security Concept (December 12, 2018)

7: HIS Markit: School Security Systems Industry – U.S. Market Overview (February 26, 2018)

Slide # 6

$41B Market potential

2019:

Safe City $16.2B

Supply Chain Mobility $5B

Traffic Management $3.4B

Public Safety $3.3B

2025:

Safe City $29.6B

Supply Chain Mobility $13.3B

Public Safety $14B

Traffic Management $5.15B

Slide # 7

Trusted Partners

SAFEWAY

ACE Hardware

SHERWIN-WILLIAMS.

Foot Locker

ICEE

Abbott
A Promise for Life

McKESSON
Empowering Healthcare

LabCorp
Laboratory Corporation of America

LifeWatch

JFK

LGA LaGuardia Airport

Newark Liberty
INTERNATIONAL AIRPORT

DFW
DALLAS/FORT WORTH
INTERNATIONAL AIRPORT

DULLES
INTERNATIONAL
Your Journey Begins With Us.

Parking Technology HUB

DESIGNA

SKIDATA

TIBA
PARKING SYSTEMS

SCHEIDT & BACHMANN

BROOKHAVEN
NATIONAL LABORATORY

City of Hialeah
POLICE DEPARTMENT

WPS
a dynniq company

45% of revenue contributed from food & drug industries; Contactless capability is important competitive feature

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Implementing our strategy

Slide # 10

Ai Machine Vision Intro Slide

Slide # 11

Capture

Identify

Analyze

Transmit

AN OBJECT IDENTIFICATION COMPANY:
Neural Networks, AI, Machine Vision, Deep Learning, Real-time, M2M, Connected, Proactive, Prediction

Slide # 12

Camera picks up and records the maker of the car

Our sensor identifies the color of the vehicle

System reads the car’s license plate even in motion

Quickest AI vehicle identification

Leads the industry in accuracy

Vehicle cross-references with Law Enforcement &

Security databases

Proactive real-time decision-making capability

Slide # 13

Slide # 14

Traffic management

Parking Garages

Airports

Universities and Colleges

On Street Parking

Event Parking

HOV

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Safe City

Police Departments

Governments

Municipalities

Militaries

Border Crossing Points

Slide # 16

Public Safety

Schools

Community Centers

Universities and Colleges

Police departments

Places of Worship

Neighborhood watch

Slide # 17

Supply Chain Products

High Margin “White Label” tech

Our IP Technology

Legacy Technologies

Slide # 18

Access Control – Safe 7 Smart City

Smart and Safe Cities And Schools

Parking innovation

Border Control

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Financial Performance

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Comparable Valuation

SYMBOL	REV	NET PROFIT	EBITDA	MARKET CAP	EV	P/REV	P/E
COGNEX	CGNX	$719M	$191M	$159M	$8.25B	$7.4B	11.5X	41X
MANHATTAN ASSOCIATES	MANH	$623M	$87M	$120M	$3.7B	$3.64B	6X	43X
ZEBRA	ZBRA	$4.5B	544M	$900M	$10.7B	$12B	2.45X	20X
REKOR	REKR	$19M	$(15M)	$(5.6M)	$75M	$75M	3.4X	-
OMNIQ	OMQS	$57M	$(5.3M)	$0.8M	$31.4M	$39.4M	0.55X	-

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Potential Value Calculation

Based on Comparable

OMQS	OMQS
Comparable Ratio	Price/Revenue	Theoretical Market Cap	Theoretical Price Per Share
Lowest P/Rev	3.4x	$194M	$47
Higher P/Rev	11.5x	$656M	$160
Average P/Rev	6.65x	$379M	$92
At 1x Revenue		$57M	$14

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1.	Leaders in Innovation
AI-Machine Vision Technology enables customers to detect, identify, adopt and respond in real-time. Innovative solutions provide opportunity for significantly higher margins and revenue growth

2.	Attractive Valuation
Attractive valuation compared to peers

3.	Fortune 500 Customers
Established Fortune 500 customer base provides consistency and new opportunities as partners transition to automated technologies

4.	Positioned for Growth
State-of-the-art solutions to drive automation and contactless supply chain operations; AI-Machine vision is revolutionizing Safe City/Safe Campus and Parking Industries

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THANK YOU